Investor Presentation – 1Q 2024 Update May 24, 2024 Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated May 8, 2024. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

Dubai, UAE Stavanger, NO Bradford, UK Rotterdam, NL EMEA Perth, WA Singapore APAC Brisbane, QLD Global Footprint – Hub & Spoke Model Promotes Efficiency Deliver Solutions to Customers and Market Access to Suppliers Current as of March 31, 2024 TTM Revenue by Region 83% United States 13% International 4% Canada Global Footprint Regional Distribution Centers Valve & Engineering Centers Service Centers Headquarters Countries Employees 14 27 107 16 ~2,800 Nisku, AB Bakersfield, CA Odessa, TX Houston, TX Munster, IN Pittsburgh, PA Valve Engineering & Modification Center North America La Porte, TX Atlanta, GA 1Q24 Investor Presentation

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products Flow-control equipment (valves and pipe) including low-emission valves that control greenhouse gases Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services Valve actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits to minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 1Q24 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, Transmission & Infrastructure Gas Utilities Downstream, Industrial & Energy Transition TTM 1Q 2024 REVENUE BY PRODUCT LINE TTM 1Q 2024 REVENUE BY END-MARKET SECTOR TTM 1Q 2024 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products 1Q24 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. CAGR ~9% (2019 – 2023) Supply chain normalization in progress and customer budgets expected to grow 5-7% per annum thereafter Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies Gas Utilities End-Market Sector $ millions $1,197 Largest Sector, Independent of Commodity Prices 35% of TTM 1Q 2024 Revenue 1Q24 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 9% Chemicals 10% Refining 12% Industrial & Energy Transition 31% of TTM 1Q 2024 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 1Q24 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents MRC Global’s value proposition fits well with consolidators in the U.S. oilfield providing opportunities for market share expansion Market penetration from enhanced product mix tailored to smaller producers Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Production, Transmission & Infrastructure (PTI) End-Market Sector 34% of TTM 1Q 2024 Revenue Traditional Energy Infrastructure 1Q24 Investor Presentation

($ millions) Significant Cash Flow Generation Across the Cycle Cumulative Cash Flow from Operations 2020-2024E Financial Flexibility for Increased Shareholder Returns Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 1Q24 Investor Presentation Cash Flow from (used in) Operations Annual sales growth (30%) 4% 26% 1% Flattish to down low-single digits +

($ millions) Improving Profitability Adjusted EBITDA – Structurally More Efficient Structurally More Efficient with High Operating Leverage Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 1Q24 Investor Presentation Higher adjusted gross margin due to: Product and geography mix Contract structure Inventory purchasing behavior Adjusted Gross Margin – Structurally Higher SG&A cost control measures in 2024: Slower wage growth & related variable costs Reduced T&E and professional services Optimization of logistics SG&A targeted to remain under 15% of total sales 150 bp improvement 7.4% average 4.9% average 250 bp improvement +

Improving Capital Returns – Creating Value for Shareholders Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix ROIC is a key metric for capital stewardship and shareholder value creation Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital 1Q24 Investor Presentation Working capital / Sales 17.5% 15.6% 16.2% 15.5%

Leverage Ratio2 Liquidity ($ millions) Solid Balance Sheet with Flexibility for Future Growth Net debt is total debt less cash. See reconciliation in appendix. Net debt including the preferred stock would be $504 million. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Excludes the preferred stock. Including the preferred stock would be 2.5x and 2.1x for 2022 and 2023 for 1Q23 and 1Q24, respectively. Net Debt1 1Q24 $ 149M Cash & Capital Structure (as of March 31, 2024) Cash & Cash Equivalents $ 146 Debt (including current portion): Term Loan B due Sept 2024 (net of discount & deferred financing costs) $ 292 Global ABL Facility due Sept 2026 3 Total Debt $ 295 Preferred Stock $ 355 1Q24 Investor Presentation 1Q24 Cash & Cash Equivalents $ 146 Availability - Global ABL Facility 645 $ 791 Liquidity increased more than $150 million from 1Q23 Plan to repay the Term Loan B with cash and the ABL in 2Q24 Plan to repay the Term Loan B with cash and the ABL in 2Q24

Diversity & Inclusion 50% of Board leadership positions from Diversity Groups1 30% of Board of Directors from Diversity Groups1 24% of total employee directors & above positions are female 23% of U.S. managers & above positions are racially or ethnically diverse Social Responsibility Completed transition to biodegradable stretch film for U.S. operations Recordable injuries rate improved 11.5% over 2022 Safety stats better than peer group averages from U.S. Bureau of Labor Statistics (BLS) and the National Association of Wholesaler-Distributors (NAW) Environmental Enhanced Manufacturer Quality Assessment to include environmental sustainability Achieved a 28% reduction in Scope 1 & 2 emissions compared to 2022 Supplied critical projects and services to several Energy Transition projects globally Conducted our first baseline water risk assessment 100% of North American electricity use covered by renewable energy credits Governance 2022 disclosed alignment with Task Force on Climate-related Financial Disclosures (TCFD) Executive compensation tied to safety metric Board oversight of sustainability Sustainability Developments Our 7th Sustainability report published May 2024 Advancing supplier diversity efforts in our first full year with a dedicated leader Disclosing our alignment with both Global Reporting Index (GRI) and Sustainable Accounting Standards Board (SASB) Ecovadis Bronze Medal: 7-time award winner Sustainability Built into Organizational Values and Product Offerings 1Q24 Investor Presentation 1. As of May 7, 2024

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

APPENDIX

Financial Outlook 2024 Targets APPENDIX 1Q24 Investor Presentation Profitability (annual) Revenue – flat to down low single digits from 2023 DIET - modestly higher PTI - modestly lower Gas Utilities - down for the full year with improvement in the second half of 2024 Adjusted Gross Profit – average 21% or better Adjusted EBITDA – average 7% or better SG&A/Sales % – average under 15% Cash Flow (annual) Capital expenditures – $40 - 45 million for 2024 – includes new U.S. ERP system Cash flow from operations 2024 – $200 million or better Sequential Quarterly Revenue (2Q24 compared to 1Q24) Total company & each of the sectors – low single digit increase Note: See our Current Report on Form 8-K dated May 8, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Quarterly Financial Performance - GAAP ($ millions, except per share data) APPENDIX NET INCOME & % MARGIN DILUTED EPS SALES GROSS PROFIT & % MARGIN 2.2% 2.4% 3.8% 20.2% 19.9% 20.2% 3.8% 2.7% 2.4% APPENDIX 1Q24 Investor Presentation

Quarterly Financial Performance - Adjusted ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 ADJUSTED GROSS PROFIT & % MARGIN1 20.5% 21.2% 21.2% 6.5% 7.6% 7.8% 21.2% 21.9% 21.6% 7.8% 6.3% 7.1% APPENDIX 1Q24 Investor Presentation

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% 1% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% (4%) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% 7.3% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 2% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% 21.5% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM (5%) ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 1Q24 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities (excluding Term Loan B in 2023). Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x 0.7x Net Leverage1: TOTAL DEBT CASH FLOW FROM (USED IN) OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 1Q24 Investor Presentation December 31, 2023 Cash and Cash Equivalents $ 131 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 292 Global ABL Facility due 2026 9 Total Debt $ 301 Preferred stock 355 Common stockholders’ equity 488 Total Capitalization $ 1,144 Liquidity $ 741

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,412 $ 3,363 $ 2,666 $ 2,560 $ 3,662 $ 4,172 $ 3,646 $ 3,041 $ 4,529 $ 5,933 $ 5,231 $ 5,571 Gross profit $ 690 20.2% 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 19 18 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 21 21 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 2 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - - - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 732 21.5% $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated May 8, 2024. Adjusted Gross Profit Reconciliation – Annual Periods APPENDIX 1Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,412 $ 3,363 $ 2,666 $ 2,560 $ 3,662 Net income (loss) $ 114 3.3% $ 75 2.4% $ (14) (0.5)% $ (274) (10.7%) $ 39 1.1% Income tax expense (benefit) 39 35 - (9) 27 Interest expense 32 24 23 28 40 Depreciation and amortization 19 18 19 20 21 Amortization of intangibles 21 21 24 26 42 Increase (decrease) in LIFO reserve 2 66 77 (19) (2) Equity-based compensation expense 14 13 12 12 16 Foreign currency losses (gains) 3 8 2 2 (1) Non-recurring IT related professional fees 1 - - - - Activism response legal and consulting costs 1 - - - - Customer settlement 3 - - - - Asset disposal 1 - - - - Employee separation - - 1 - - Inventory-related charges - - - 46 5 Facility closures - - 1 17 - Goodwill & intangible asset impairment - - - 242 - Severance & restructuring charges - 1 1 14 9 Gain on sale of leaseback - - - (5) - Recovery of supplier bad debt & Supplier bad debt - - - (2) 5 Gain on early extinguishment of debt - - - (1) - Adjusted EBITDA $ 250 7.3% $ 261 7.8% $ 146 5.5% $ 97 3.8% $ 201 5.5% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2024. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 1Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Net income (loss) $ 74 1.8% $ 50 1.4% $ (83) (2.7%) $ (331) (7.3%) $ 144 2.4% $ 152 2.9% $ 118 2.1% Income tax expense (benefit) 21 (43) (8) (11) 82 85 64 Interest expense 38 31 35 48 62 61 113 Depreciation and amortization 23 22 22 21 22 22 19 Amortization of intangibles 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 62 28 (14) (53) 12 (20) (24) Equity-based compensation expense 14 16 12 10 9 15 8 Foreign currency (gains) losses (1) (2) 4 3 3 13 (1) Goodwill & intangible asset impairment - - - 462 - - - Inventory-related charges - 6 40 - - - - Severance & restructuring charges 4 14 20 14 8 1 - Loss on early extinguishment of debt - - - - - - 114 Write off of debt issuance costs 1 8 1 3 - - - Litigation matter - 3 - 3 - - - Change in fair value of derivative instruments (1) 1 (1) 1 1 (5) (2) Loss on disposition of non-core product line - - - 5 10 - - Insurance charge - - - - - 2 - Cancellation of executive employment agreement (cash portion) - - - - 3 - - Expenses associated with refinancing - - - - - 5 2 Pension settlement - - - - - - 4 Other expense (income) - - - - - 3 (1) Adjusted EBITDA $ 280 6.7% $ 179 4.9% $ 75 2.5% $ 235 5.2% $ 424 7.1% $ 386 7.4% $ 463 8.3% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2024. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 1Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 2018 2017 Amount Per Share* Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income (loss) attributable to common stockholders $ 90 $ 1.05 $ 51 $ 0.60 $ (38) $ (0.46) $ (298) $ (3.63) $ 15 $ 0.18 $ 50 $ 0.54 $ 26 $ 0.27 Non-recurring IT related professional fees, net of tax 1 0.01 - - - - - - - - - - - - Asset disposal, net of tax 1 0.01 - - - - - - - - - - - - Customer settlement, net of tax 2 0.02 - - - - - - - - - - - - Activism response legal and consulting costs, net of tax 1 0.01 - - - - - - - - - - - - Goodwill and intangible asset impairment, net of tax - - - - - - 234 2.85 - - - - - - Inventory-related charges, net of tax - - - - - - 38 0.46 5 0.06 - - 6 0.06 Severance and restructuring, net of tax - - - - 1 0.01 12 0.15 7 0.08 3 0.03 14 0.15 Recovery of supplier bad debt and supplier bad debt, net of tax - - - - - - (2) (0.02) 5 0.06 - - - - Increase (decrease) in LIFO reserve, net of tax 2 0.02 50 0.59 58 0.71 (15) (0.18) (2) (0.02) 48 0.52 18 0.19 Facility closures, net of tax - - - - 1 0.01 15 0.18 - - - - - - Gain on sale leaseback, net of tax - - - - - - (4) (0.05) - - - - - - Litigation matter, net of tax - - - - - - - - - - - - 2 0.02 Write-off of debt issuance costs, net of tax - - - - - - - - - - 1 0.01 5 0.05 Income tax adjustment - - - - - - - - - - - - (50) (0.52) Adjusted net income (loss) attributable to common stockholders $ 97 $ 1.13 $ 101 $ 1.19 $ 22 $ 0.27 $ (20) $ (0.24) $ 30 $ 0.36 $ 102 $ 1.10 $ 21 $ 0.22 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2024. * Does not foot due to rounding. Adjusted Net Income (Loss) Reconciliation – Annual Periods APPENDIX 1Q24 Investor Presentation

YEAR ENDED DECEMBER 31 ($ millions) 2016 2015 2014 2013 2012 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net (loss) income attributable to common stockholders $ (107) $ (1.10) $ (344) $ (3.38) $ 144 $ 1.40 $ 152 $ 1.48 $ 118 $ 1.22 Goodwill and intangible asset impairment, net of tax - - 402 3.94 - - - - - - Inventory-related charges, net of tax 33 0.34 - - - - - - - - Severance and restructuring, net of tax 17 0.17 11 0.11 6 0.06 - - - - (Decrease) increase in LIFO reserve, net of tax (9) (0.09) (33) (0.32) 8 0.08 (13) (0.13) (15) (0.15) Loss on early extinguishment of debt, net of tax - - - - - - - - 74 0.76 Litigation matter, net of tax - - 2 0.02 - - - - - - Write-off of debt issuance costs, net of tax 1 0.01 2 0.02 - - - - 1 0.01 Executive separation expense, net of tax - - - - - - 1 0.01 - - Loss on disposition of non-core product lines, net of tax - - 3 0.03 8 0.08 - - - - Insurance charge, net of tax - - - - - - 1 0.01 - - Expenses associated with refinancing, net of tax - - - - - - 3 0.03 - - Equity-based compensation acceleration, net of tax - - - - - - 3 0.03 - - Income tax adjustment - - - - - - 3 0.03 - - Cancellation of executive employment agreement, net of tax - - - - 3 0.03 - - - - Pension settlement, net of tax - - - - - - - - 3 0.03 Adjusted net (loss) income attributable to common stockholders $ (65) $ (0.67) $ 43 $ 0.42 $ 169 $ 1.65 $ 150 $ 1.46 $ 181 $ 1.87 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2024. Adjusted Net (Loss) Income Reconciliation – Annual Periods APPENDIX 1Q24 Investor Presentation

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 8, 2024. Net Debt & Leverage Ratio Calculation – Annual Periods APPENDIX 1Q24 Investor Presentation December 31, ($ millions) 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt $ 9 $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 292 3 2 4 4 4 4 8 8 8 8 7 Total debt $ 301 $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 131 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 250 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 0.7 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

Adjusted Gross Profit Reconciliation - Quarters APPENDIX 1Q24 Investor Presentation THREE MONTHS ENDED THREE MONTHS ENDED ($ millions) March 31, 2024 December 31, 2023 March 31, 2023 Amount % of Sales* Amount % of Sales Amount % of Sales* Sales $ 806 $ 768 $ 885 Gross profit $ 163 20.2% $ 153 19.9% $ 179 20.2% Depreciation and amortization 5 0.6% 4 0.5% 5 0.6% Amortization of intangibles 5 0.6% 6 0.8% 5 0.6% Increase (decrease) in LIFO reserve 1 0.1% 5 0.7% (1) (0.1)% Adjusted Gross Profit $ 174 21.6% $ 168 21.9% $ 188 21.2% * Does not foot due to rounding. Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated May 8, 2024.

Adjusted EBITDA Reconciliation - Quarters APPENDIX 1Q24 Investor Presentation THREE MONTHS ENDED THREE MONTHS ENDED ($ millions) March 31, 2024 December 31, 2023 March 31, 2023 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 806 $ 768 $ 885 Net income $ 19 2.4% $ 21 2.7% $ 34 3.8% Income tax expense 8 2 13 Interest expense 8 6 7 Depreciation and amortization 5 4 5 Amortization of intangibles 5 6 5 Increase (decrease) in LIFO reserve 1 5 (1) Equity-based compensation expense 4 4 3 Activism response, legal and consulting costs 3 1 - Write-off of debt issuance costs 1 - - Asset disposal 1 - - Foreign currency (gains) losses 2 (1) 3 Adjusted EBITDA $ 57 7.1% $ 48 6.3% $ 69 7.8% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2024.

Adjusted Net Income Attributable to Common Stockholders Reconciliation - Quarters APPENDIX 1Q24 Investor Presentation THREE MONTHS ENDED THREE MONTHS ENDED March 31, 2024 December 31, 2023 March 31, 2023 ($ millions) Amount Per Share Amount Per Share* Amount Per Share Net income attributable to common stockholders $ 13 $ 0.15 $ 15 $ 0.17 $ 28 $ 0.33 Asset disposal, net of tax 1 0.01 - - - - Activism response, legal and consulting costs, net of tax 2 0.03 1 0.01 - - Increase (decrease) in LIFO reserve, net of tax 1 0.01 4 0.04 (1) (0.01) Adjusted net income attributable to common stockholders $ 17 $ 0.20 $ 20 $ 0.23 $ 27 $ 0.32 * Does not foot due to rounding. Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2024.

Net Debt & Leverage Ratio Calculation APPENDIX ($ millions) March 31, 2024 December 31, 2023 March 31, 2023 Long-term debt $ 3 $ 9 $ 387 Plus: current portion of debt obligations 292 292 3 Total debt 295 $ 301 $ 390 Less: cash 146 131 39 Net debt $ 149 $ 170 $ 351 Net debt $ 149 $ 170 $ 351 Trailing twelve months adjusted EBITDA 238 250 282 Leverage ratio 0.6x 0.7x 1.2x Preferred stock 355 355 355 Net debt including preferred stock 504 525 706 Trailing twelve months adjusted EBITDA 238 250 282 Leverage ratio including preferred stock 2.1x 2.1x 2.5x Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 8, 2024. APPENDIX 1Q24 Investor Presentation

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company’s ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.   Return on Invested Capital (ROIC), Adjusted for LIFO ($ millions) 2023 2022 2021 2020 Net Income (loss) $ 114 $ 75 $ (14) (274) Interest expense, net of tax 24 18 17 21 Net Operating Profit (loss) After Tax (NOPAT) $ 138 $ 93 $ 3 (253) LIFO expense (benefit), net of tax 2 50 58 (15) NOPAT, net of LIFO $140 $ 143 $ 61 (268) Total debt $ 301 $ 340 $ 297 383 Shareholders’ equity 488 386 323 350 Preferred stock 355 355 355 355 Operating lease liabilities (short and long-term) 220 218 210 224 Invested Capital $ 1,364 $ 1,299 $ 1,185 $ 1,312 Average Invested Capital $ 1,332 $ 1,242 $ 1,249 $ 1,531 Average Invested Capital, net of LIFO $ 1,358 $ 1,296 $ 1,270 $ 1,522 ROIC, including LIFO 10.4% 7.5% 0.2% (16.5%) ROIC, Adjusted for LIFO 10.3% 11.0% 4.9% (17.5%) APPENDIX 1Q24 Investor Presentation